UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2026

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 West Hastings Street, Suite 805 Vancouver, BC	V6B1N2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 794-4940

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 2, 2026, PMGC Holdings Inc. (the “Company”) completed the acquisition (the “Acquisition”) of 100% of the issued and outstanding shares (the “Shares”) of SVM Machining, Inc., a California Subchapter S corporation (the “Target”), pursuant to a Stock Purchase Agreement dated February 2, 2026 (the “Agreement”), by and between the Buyer, Target, and the sole stockholder of the Target (such stockholder, “Seller”).

The Acquisition was consummated on February 2, 2026 (the “Closing”). The aggregate purchase price for the Shares was 2,449,148.08 (the “Purchase Price”) consisting of: 1) $2,250,000.00 in cash, of which $2,000,000.00 is payable to the Seller at Closing (the “Closing Purchase Price”), and $250,000.00 constituting a holdback amount (“Holdback Amount”), which Holdback Amount shall be retained by Buyer at Closing to satisfy any indemnification claims under Section 7.01 of the Agreement; plus (2) cash balance of $130,000.00; plus 3) $69,148.00, the amount, by which Estimated Closing Net Working Capital exceeded the target net working capital of $281,638.00 (“Net Working Capital Target”),. The working capital payment is subject to a post-closing final accounting and true-up.

As additional consideration, Seller may be entitled to receive an earnout payment as follows:

(i) A Tier 1 earnout payment of up to $750,000.00 (“Tier 1 Earnout Payment") shall be payable to the Seller during the 12-month period ending December 31, 2026 in an amount equal to $1.00 for each $1.00 of revenue achieved by the Company above $2,500,000.00 and up to a maximum of $3,250,000.00;

(ii) In addition to the Tier 1 Earnout Payment, a Tier 2 earnout payment of up to $500,000.00 (“Tier 2 Earnout Payment”) shall be payable to the Seller if, during the 12-month period ending December 31, 2027, in an amount equal to $.50 for each $1.00 of revenue achieved by the Company above $3,500,000 and up to a maximum of $4,500,000. Buyer shall pay the Tier 1 Earnout Payment and Tier 2 Earnout Payment to the Seller within ten (10) calendar days following Buyer’s filing of its Annual Report on Form 10-K, including the audited financial statements contained therein, for the fiscal year that includes the applicable Earnout Period.

Concurrent with the Closing, Seller and the Company entered into a Lease Agreement for certain real property. The Company also entered into a Transition Services Agreement with an entity affiliated with the Seller (such entity, “Consultant”), and such agreement, the “Transition Services Agreement”). The Transition Services Agreement provides for the Company’s receipt of certain transitional support services from Consultant to facilitate the orderly transfer and continued operations of the business and operations of the Target following the Closing. The term of the Transition Services Agreement is four (4) weeks, commencing from February 2, 2026. As consideration for the services provided from the Consultant to the Company under the Transition Services Agreement, the Company will pay Consultant a consulting fee of $19,200.00, payable in installments under the terms of the Transition Services Agreement.

The Seller agreed to a non-competition provision in the Agreement for a period lasting three (3) years, such period commencing on the date of Closing. The non-competition provision restricts the Seller and any of its respective affiliates from directly or indirectly: engage in or assist others in engaging in the precision machining and custom component manufacturing business (the “Restricted Business”) in the State of California (the “Territory”); (ii) have an interest in any Person that engages, directly or indirectly, in the Restricted Business in the Territory in any capacity, including as a partner, stockholder, director, officer, member, manager, employee, contractor, principal, agent, volunteer, intern, advisor, or consultant; or (iii) intentionally interfere in any material respect with the business relationships (whether formed prior to or after the date of the Agreement) between the Target and customers or suppliers of the Target. Notwithstanding the foregoing, Seller may own, directly or indirectly, solely as an investment, securities of any Person traded on any national securities exchange if Seller is not a controlling Person of, or a member of a group which controls, such Person and does not, directly or indirectly, own two percent (2)% or more of any class of securities of such Person.

The Seller also agreed to a non-solicitation provision in the Agreement for a period lasting three (3) years, such period commencing on the date of Closing. The non-solicitation provision restricts the Seller from, directly or indirectly, hire or solicit any current or former employee of the Target or encourage any employee to leave the Target’s employment, except pursuant to a general solicitation which is not directed specifically to any such employees; provided, however, that such non-solicitation provision does not prevent Seller or any of its affiliates from hiring: (i) any employee terminated by the Target; or (ii) after one hundred eighty (180) days from the date of resignation, any employee that has resigned from the Target.

The parties agreed to customary representations, warranties and other covenants for transactions of this type.

The foregoing description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and incorporated by reference herein. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Agreement.

Item 8.01 Other Events

On February 3, 2026, the Company issued a press release announcing the Closing. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information set forth under this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Combined financial statements of SVM Machining, Inc. for the years ended December 31, 2024 and December 31, 2023, and the notes related thereto, and unaudited combined financial statements of SVM Machining, Inc. for the nine month period ended September 30, 2025, are attached hereto as Exhibit 99.2 and incorporated herein by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Balance Sheet of PMGC Holdings Inc. as of September 30, 2025, Unaudited Pro Forma Condensed Combined Statements of Operations of PMGC Holdings Inc. for the year ended December 31, 2024 and Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2025 are attached hereto as Exhibit 99.3 and incorporated herein by reference into this Item 9.01(b).

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1*+	Stock Purchase Agreement dated February 2, 2026, by and between PMGC Holdings Inc., SVM Machining, Inc, and selling stockholder of SVM Machining, Inc.
99.1	Press Release of PMGC Holdings Inc. dated as of February 3, 2026.
99.2	Audited combined financial statements of SVM Machining, Inc for the years ended December 31, 2024 and December 31, 2023, and the notes related thereto, and unaudited combined financial statements of SVM Machining, Inc for the nine month period ended September 30, 2025.
99.3	Unaudited Pro Forma Condensed Combined Balance Sheet of PMGC Holdings Inc. as of September 30, 2025, Unaudited Pro Forma Condensed Combined Statements of Operations of PMGC Holdings Inc. for the year ended December 31, 2024 and Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2025.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	The schedules, exhibits or similar attachments have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any schedules, exhibits or similar attachments to the Securities and Exchange Commission upon request.
+	Portions of this exhibit have been redacted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2026

PMGC Holdings, Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer

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